UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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INSITUFORM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Water Asset Management LLC

Water Investment Advisors (Cayman), Ltd.

TRF Master Fund (Cayman) LP

Alfonse M. D’Amato

Matthew J. Diserio

Disque D. Deane Jr.

Richard Onses

Nickolas W. Vande Steeg

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Beginning on May 1, 2008, Water Asset Management LLC will present to certain investors the following slide presentation.

May 1, 2008 Water Asset Management, LLC 1 INSITUFORM TECHNOLOGIES, INC. 2008 Proxy Contest The Imperative is Change

May 1, 2008 Water Asset Management, LLC 2 Water Asset Management, LLC 2
Reasons for this proxy contest
Under the current board’s leadership, shareholders have been subjected to a decade of:
Poor stock performance
Declining earnings
Declining gross margins
Rising corporate overhead
High employee turnover
Unacceptable safety violations
Entrenching “change of control” provisions
Minimal economic ownership by the board
AND RECENTLY
An unwillingness to fairly consider any Shareholder Nominees
Water Asset Management, LLC seeks to replace Insituform’s failed board with a team of experienced and engaged individuals who are qualified and prepared to lead Insituform to record levels of profitability.

May 1, 2008 Water Asset Management, LLC 3 Water Asset Management, LLC 3
Shareholder Nominees provide:
Common alignment of interests with all shareholders (Nominees represent 5.3% of Insituform’s outstanding shares).
Successful public company leadership experience.
Proven track record executing “Lean” transformation throughout a global enterprise, resulting in sustained shareholder value.
Ability to implement annual improvement priorities and instill individual accountability throughout an enterprise.
Water industry operating experience and contacts.
Public sector operating experience and contacts.
Investment experience and finance industry contacts.
A detailed business plan, with an ability to execute, to grow revenues, reduce expenses, and increase earnings.

May 1, 2008 Water Asset Management, LLC 4
Shareholder Nominees :
Nickolas W. Vande Steeg is a former president of Parker-Hannifin Corp., having held a variety of executive and operating management positions over a 35 year career with that company. Parker-Hannifin is widely considered one of the best managed and most efficient companies in the S&P 500. Mr. Vande Steeg has substantial experience in successfully implementing “lean” business practices in a large global enterprise and will provide significant leadership and insight to make the company more efficient, flexible and competitive.
Senator Alfonse M. D’Amato offers a wealth of experience in governmental and international affairs on the federal, state and municipal levels. Municipal wastewater markets are the primary focus of the company’s US marketing efforts for rehabilitation projects, and we believe Senator D’Amato’s experience, insight, and relationships will be invaluable.
Matthew J. Diserio and Disque D. Deane Jr. are President and Chief Investment
Officer, respectively, of Water Asset Management, which invests exclusively in water-
related companies globally. In addition to vast experience in the water industry, Messrs.
Deane and Diserio will bring to the Board significant financial experience. We believe their financial and water industry experience will be an important addition to the new
Board’s expertise in the current financial environment, where creative approaches to financing municipal projects can provide a critical competitive advantage.
Richard Onses is a water industry consultant based in Barcelona, Spain, and specializes in water utilities and water infrastructure projects. He formerly headed business development at Sociedad General de Aguas de Barcelona, SA, a large
European water company, and has operated water and waste water assets on three continents. Given the imperative for growth of Insituform’s international operations, we believe that Mr. Onses’ international experience and contacts in the water industry will be a valuable addition to the Board.

700
600
500
400
300
200
100
0
Dollars
2002
2003
2004
2005
2006
2007
Insituform Technologies, Inc.
S&P 500 Index
New Peer Group
Old Peer Group

May 1, 2008 Water Asset Management, LLC 5 A history of poor stock price and earnings performance under current Board 1. Declining Stock Price Source: Insituform 2007 10K

1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

May 1, 2008 Water Asset Management, LLC 6
2. Declining Gross Margins
A history of poor stock price and earnings
performance under current Board
Source: Insituform 10Q’s
Insituform Rehabilitation Gross Margins
10%
15%
20%
25%
30%
35%

1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

May 1, 2008 Water Asset Management, LLC 7
3. Increasing SG&A
A history of poor stock price and earnings
performance under current Board
Source: Insituform 10Q’s
Insituform Operating Expenses
60,000
65,000
70,000
75,000
80,000
85,000
90,000
95,000
100,000
105,000
13.5%
14.0%
14.5%
15.0%
15.5%
16.0%
16.5%
17.0%
17.5%
18.0%
Rolling 4 Quarters (L)
Percent of Sales (R)
$000

1Q.02
2Q.02
3Q.02
4Q.02
1Q.03
2Q.03
3Q.03
4Q.03
1Q.04
2Q.04
3Q.04
4Q.04
1Q.05
2Q.05
3Q.05
4Q.05
1Q.06
2Q.06
3Q.06
4Q.06
1Q.07
2Q.07
3Q.07
4Q.07
1Q.08

May 1, 2008 Water Asset Management, LLC 8
4. Disappointing Sales Growth…
A history of poor stock price and earnings
performance under current Board
Source: Insituform 10Q’s
Insituform Revenues, Rolling 4 Quarters
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
$000

May 1, 2008 Water Asset Management, LLC 9
5. Disappointing EPS Results
A history of poor stock price and earnings
performance under current Board
Source: Insituform 10K’s
*2007 EPS represents 9 cents reported and 47 cents adjusted for discontinuation of tunneling operations
Insituform, Reported EPS and Stock Price
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
Cortinovis;
Woods
Cuskley
Dubinsky Hinshaw
Weinig
('92)

May 1, 2008 Water Asset Management, LLC 10
6. History of Value Destroying Acquisitions: Kinsel and
Elmore
Acquired Kinsel, a pipe bursting company, in February 2001 for $80 MM.
Goodwill recorded was $61.2 MM.
A bit over a year after Kinsel acquisition, Insituform wrote off $98.2 MM in backlog related to Jacksonville contract.
Elmore Pipe Jacking was bought in May 2002 for $12.5 MM.
Most projects at time of acquisition were deeply under water.
Insituform is no longer in either the pipe bursting or pipe jacking businesses.
The acquisitions in aggregate essentially broke even from operations and are now worth nothing.
A history of poor stock price and earnings
performance under current Board
Shareholder Value Destruction: ~$90 MM

May 1, 2008 Water Asset Management, LLC 11
7. JV Problems
Ongoing litigation with joint venture partner Per Aarsleff, which operates in
Germany, the largest non-US market.
8. Missed Strategic Opportunities
Reynolds, the second largest US CIPP company: bought by Layne
Christensen.
Underground Solutions, UGSI: competes in the drinking water pipe rehabilitation segment.
9. Poor Worker Safety Record
In 2007, Insituform paid Iowa workplace safety agency $700,000 (largest ever received) for two deaths and five injuries that occurred in 2002.
54 OSHA violations currently on record; 29 cited as serious.
A history of poor stock price and earnings
performance under current Board

May 1, 2008 Water Asset Management, LLC 12
But now, Insituform shareholders
have a choice.
“This poor performance has sparked the investor frustration and the first real proxy fight we’ve seen in the cozy little water industry, with dissident shareholder Water Asset Management lobbying to overhaul [Insituform’s]
board and ramp up the pace of change.”
Debra Coy, Janney Montgomery
April 30, 2008

May 1, 2008 Water Asset Management, LLC 13
Shareholder Nominees’ Strategic Plan
Transition Insituform, using a proven leadership
ability and management style, into a results-driven
enterprise, with individual accountability, to create
shareholder value.
Our 2010 EPS objective for Insituform is $2.00,
compared with $0.47 earned in 2007.
We commit to present to shareholders any credible
offers to purchase the company for a significant
premium.

May 1, 2008 Water Asset Management, LLC 14
Shareholder Nominees’ Strategic Plan
1. Grow sales from $500 MM to $700 MM in 2010
Increase iBlue® sales from current $15 MM annual run rate to $50 MM by targeting markets where there are clearly defined economic incentives for reducing leakage.
Accelerate partnering in key international markets.
Increase Titeliner sales from $50 MM to $100 MM by increasing documented avoided cost marketing to customers.
Increase sales to industrial customers from $70 MM to $150 MM.
Develop a sales organization and implementation process for customers to outsource the maintenance of waste water and combined sewer overflow
(CSO) infrastructure: $50 MM.
Improve quote/bid hit rate, marketing, and sales process: $15 MM.
Develop custom financing solutions for municipal customers and processes for Insituform’s ownership of wastewater assets (public-private partnerships).

May 1, 2008 Water Asset Management, LLC 15
Shareholder Nominees’ Strategic Plan
2. Increase Rehabilitation Gross Margin from 18% to 25%
Improve tube manufacturing efficiency by implementing “Lean”; savings objective of $2 MM per year.
Improve strategic purchasing of $70 MM of resin and $30 MM of fiber;
savings objective of $5 MM per year.
Improve “wet out” efficiency by reducing exothermic occurrences by 80%,
“variablizing” costs (explore mobile wet-out technologies) and reducing inventory by 20%; savings objective of $2 MM per year.
Improve crew utilization through more efficient scheduling practices, more crew geographic flexibility, replicating best practices, and identifying the optimal number of efficient crews.
Reduce installation execution time 20% through process flow optimization.
Aggressively measure and improve crew worker safety – worker safety is a paramount priority; 30-50% annual improvement.
Create incentive and retention programs for efficient crews.

May 1, 2008 Water Asset Management, LLC 16
Shareholder Nominees’ Strategic Plan
3. Reduce G&A expenses by $10 MM per year
Analyze cost/benefit of estimated $10 to $20 MM per year of litigation expenses.
Analyze each step taken for a job to be bid, executed, billed, and collected to identify waste and to improve efficiency and customer satisfaction.
4. Improve and maximize Insituform’s financial flexibility
Explore refinancing current debt.
Explore replacing retainage with letters of credit to improve cash flow.
Explore providing customer financing with public/private financing solutions.

Insituform Strategy
Vision
Goals
STRATEGIES
#1 Premier Customer Service
Financial Performance
Profitable Growth
EMPOWERED EMPLOYEES
Personal Performance Plan
PLAN
DO
CHECK
ACT
Business Harmonic
Balanced Scorecard
Customers
People
Fiscal Trends
Strategy Deployment

May 1, 2008 Water Asset Management, LLC 17
Shareholder Nominees will drive execution
The Four Cornerstones: A business transformation process, developed by
Toyota, enhanced by Danaher, and successfully implemented by Nominee
Nick Vande Steeg at Parker-Hannifin Corporation

Make synergystic acquisitions with annual sales of $50 million by FYE 2011	Grow annual sales organically by $250 million by FYE 2011	Reduce G & A by $20million by FYE 2011	Improve GM from 18.5% back to 25% by FYE 2011	Improve sales / employee 15% by FYE 2009	Reduce material cost by 10% by FYE 2009	Reduce G & A $10M, excluding tunneling business wind down expenses by FYE 2009	Increase sales through organic growth by $70M by FYE 2009	Increase sales from acquisitions / alliances by $10M by FYE 2009
	●								●
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○

May 1, 2008 Water Asset Management, LLC 18
Shareholder Nominees will drive execution
Improve acquisition (including integration) / alliance
process
Improve organic growth processes of market segment
strategy
Improve corporate administration process
Improve global strategic sourcing
Implement lean business system
Grow sales from $520M in 2008 to $750M by FYE 2011
Improve operating income to 10% sales by FYE 2011
Primary Responsibility
Improve EPS to $2 by FYE 2011
Secondary Responsibility
Resources
Top Level Strategy Deployment
1st Level
Annual Improvement
Priorities
Shareholder Value
Creation
1-3 Year
Breakthrough
Objectives
Target to
Improve
Developed in
consultation
with Lean
Horizons
Consulting

Insituform EPS
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009E
2010E
G&A Savings
GM Improvement
Sales Growth
Base Earnings

May 1, 2008 Water Asset Management, LLC 19 Shareholder Nominees will drive execution The implications of successful strategic execution are significant for Insituform .36 .13 .17 .93 .32 .20

May 1, 2008 Water Asset Management, LLC 20
Conclusion
The current board, with its track record of failed execution, is offering you yet another “strategic” plan.
The current board has a long history of destroying shareholder value with its past “strategic” plans.
After 10 years of poor performance, the current board finally recognizes the need to “refocus,” “optimize,” “reduce,” “standardize,” “expand,”
“streamline”…
The current board is proposing too little, too late, and has no credibility.
Water Asset Management has a plan, developed in partnership with board nominees that have water industry experience, government relations, international experience, and have successfully created lasting shareholder value by implementing Lean business practices.
Water Asset Management owns 5.3% of Insituform, and is providing a choice to the long suffering Insituform shareholders.
Vote for Change, Vote the Blue Proxy
Vote for Change, Vote the Blue Proxy